UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2010

CommunitySouth Financial Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-51896	20-0934786
(Commission File Number)	(IRS Employer Identification No.)

6602 Calhoun Memorial Parkway, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 306-2540

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 8, 2010, of 4,698,697 shares outstanding and entitled to vote at CommunitySouth Financial Corporation’s (the “Company”) 2010 Annual Shareholders’ Meeting, 2,823,380 shares were present in person or by proxy, and the following matters were voted upon and approved by the Company’s shareholders at the 2010 Annual Shareholders’ Meeting:

1.     the election of four directors to our board of directors; and

2.     the ratification of the appointment of Elliott Davis, LLC as our independent auditor for the fiscal year ending December 31, 2010.

The following is a summary of the voting results for each matter presented to the shareholders:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
G. Dial DuBose	1,605,217	37,393	1,180,770
Joanne M. Rogers	1,513,636	128,974	1,180,770
B. Lynn Spencer	1,604,750	37,860	1,180,770
Daniel E. Youngblood	1,511,134	131,476	1,180,770

Ratification of the Appointment of Elliott Davis

Votes For	Votes Against	Votes Abstained
2,802,689	20,691	0

Item 7.01   Regulation FD Disclosure

The Company is hereby furnishing a slide presentation that was given by certain executive officers and the chairman of the board of directors of the Company at the Company’s 2010 Annual Shareholders’ Meeting held on June 8, 2010.  The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed. Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that (i) the information in this Current Report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 contains projections and forward-looking statements regarding events or the future financial performance of the Company.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected non-interest expenses, excessive loan losses and other factors) that may cause the Company’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect the Company’s operating results in documents filed by the Company with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings.  The Company assumes no duty to update the forward-looking statements made in this presentation.

Item 9.01   Financial Statements and Exhibits

(c)  Exhibits: The following exhibits are filed as part of this Current Report:

Exhibit
Number	Description

99.1	Slide presentation given by certain executive officers and the chairman of the board of directors of CommunitySouth Financial Corporation on June 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommunitySouth Financial Corporation

	By:	/s/ John W. Hobbs
	Name:	John W. Hobbs
	Title:	Chief Financial Officer

Dated: June 8, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide presentation given by certain executive officers and the chairman of the board of directors of CommunitySouth Financial Corporation on June 8, 2010.